[Photo]
                                                                Mario J. Gabelli

Gabelli
International
Growth
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996

Gabelli International Growth Fund, Inc.

Annual Report - December 31, 1996

                                                                       [Photo]
                                                                    Caesar Bryan

To Our Shareholders:

     Most international markets performed well in 1996, particularly when measured in local currencies. However, due to the strength of the dollar, returns to U.S.-based investors were not as good. For example, the German market gained 28.2% in 1996 but translated back into U.S. dollars the gain was 19.0%. Due to the poor performance of the Japanese stock market, which fell by 16.2% in U.S. dollars, the Morgan Stanley Capital International Index of overseas equity markets (EAFE) appreciated by only 4.4%. This meager number masks the excellent performance of most markets. For example, European markets rose by 19.0% and Asian/Pacific markets, excluding Japan, rose by 16.0% in U.S. dollar terms.

     For 1996, the Gabelli International Growth Fund appreciated by 22.2% which compares with a rise of 11.8% for the average international fund tracked by Lipper Analytical Services. During the fourth quarter of 1996 the Gabelli International Growth Fund appreciated by 7.1% compared with a rise of 3.9% and 1.2% for the average international fund tracked by Lipper and the Morgan Stanley Capital International Index, respectively.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                  Quarter
                                    ---------------------------------------
                                      1st       2nd         3rd        4th       Year
                                      ---       ---         ---        ---       ----

  1996: Net Asset Value .........    $11.71    $12.55     $12.53      $13.42    $13.42
        Total Return ............      6.6%      7.2%      (0.2)%       7.1%     22.2%
-------------------------------------------------------------------------------------------
  1995: Net Asset Value..........       --        --      $10.57      $10.98    $10.98
        Total Return.............       --        --        5.7%(b)     3.9%      9.8%(b)
-------------------------------------------------------------------------------------------

-------------------------------------------------------
    Average Annual Returns - December 31, 1996 (a)

       1 Year ..........................    22.2%
       Life of Fund (b) ................    21.5%
-------------------------------------------------------

(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Comparison of Change
in Value of a $10,000
Investment in the
Gabelli International
Growth Fund, Inc., and the
Morgan Stanley Capital
International Index

 [The following table was represented as a line graph in the printed material.]

                                                  6/30/96   12/31/96  12/31/96
--------------------------------------------------------------------------------
Gabelli International Growth Fund                 $10,000              $13,429*
--------------------------------------------------------------------------------
Morgan Stanlet Capital International Index        $10,000              $11,314
--------------------------------------------------------------------------------
* Past performance is not predictive of future performance.

     The best equity markets in 1996, in dollar terms, were Finland, Norway, Sweden and Hong Kong. They all rose by more than 30%. Apart from Japan, the laggards among larger markets were Austria, Switzerland and Singapore, all of which were essentially unchanged. Among emerging markets, the winners were Brazil, Turkey and Portugal. The losers included Korea and Thailand, both of which fell by more than 35%.

Our Approach

     We purchase attractively valued companies which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

Market Outlook

     We continue to be fairly optimistic about the outlook for overseas equity markets. From a cyclical standpoint, inflation remains subdued, interest rates are still declining in a number of countries, earnings growth remains robust and valuations are reasonable. On a secular basis, many overseas countries have undertaken reforms to encourage personal savings for retirement. This, if history is any guide, along with Government privatization programs, tends to result in good equity market performance over an extended period of time.

     We believe these comments apply particularly to Europe. Despite an extended period of low interest rates, economic growth remains sluggish. For example, the rate of unemployment in Germany is now over 12% of the workforce - a level not seen since the 1930s. One of the main constraints to growth in Europe has been the fiscal tightening that is required to bring debt and deficits to levels which meet the criteria for European Monetary Union (EMU) which is due to be in place at the start of 1999. Fiscal tightening, combined with monetary ease, is a policy mix which often leads to currency weakness. Both the dollar and sterling have strengthened against continental European currencies. This current currency weakness will help to reflate the European economy.

     Consensus economic forecasts suggest that economic growth for Europe, excluding the United Kingdom, will accelerate to over 2% on an annual basis in 1997, compared to about 1.5% in 1996. Inflation is also expected to decline further to below 2%. Even though European bond markets have performed well, real rates remain high and we believe there is potential for further falls in bond yields. The United Kingdom is further advanced than the rest of Europe in the economic cycle, with a slightly different policy mix, namely a more relaxed fiscal but tighter monetary policy than her continental neighbors.

     In this environment earnings growth in Europe should exceed 15% in 1997, putting most markets on an earnings multiple of about 17. Looking further out into 1998, we expect future earnings growth based on unit volume growth, a competitive currency and insignificant unit labor cost increases.

     What are the risks to this benign environment? Three come to mind. First, economic growth surprises on the upside necessitating interest rate rises. Secondly, inflation rises from factors such as higher oil prices and, thirdly, possible division within the European community caused by EMU. Even though EMU is due to take place at the start of 1999 -- less than two years away -- many uncertainties still exist. For example, which countries will participate at inception and will the starting date even be in 1999? This is a consequence of the process having become increasingly politicized. Although EMU will continue to generate debate, we continue to believe that most European countries will follow policies intended to reduce government debt. This should result in low inflation and interest rates which are good for financial assets.

     The major disappointment of 1996 was the horrible performance of the Japanese stock market, especially towards the end of the year. There were a number of reasons why the market fell sharply. Probably the most significant is the view that tax increases, due to take effect in March 1997, may weaken the fragile economic recovery. Others include the fear that deregulation will increase competition and reduce company profits and that the banking system remains under stress. Amid the gloom we believe there are some opportunities. There are a number of Japanese companies that are competitive on a global basis. The challenge is finding companies at attractive prices, that have superior growth characteristics and shareholder friendly management. The recent weakness in the yen (which should improve exports and help bolster consumer confidence) and very low interest rates have assisted various sectors of the economy such as housing and autos.

International Allocation

     The chart at the right presents the Fund's holdings by geographic region as of December 31, 1996. The geographic allocation will change based on future global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

  [The following table was represented as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/96

                           Europe                54.6%

                           South East Asia       21.7%

                           Japan                 15.8%

                           North America          4.1%

                           Cash                   1.8%

                           Other                  2.0%

Portfolio Structure

     Well over half of the Fund is invested in Europe, with the major emphasis on continental Europe. Recently we have increased the Fund's exposure to France and Germany at the expense of Scandinavia and southern Europe. We continue to focus our efforts on companies involved in fundamentally attractive businesses which have proactive managements. For example, Clariant, formerly a division of Sandoz, made a deal to buy Hoechst's specialty chemical business for stock. This is an imaginative deal that will benefit both sets of shareholders and involves an industry ripe for reorganization.

     We have also increased the Fund's exposure to the financial sector. This sector underperformed for most of 1996, valuations became increasingly attractive and we believe the sector will witness consolidation in the near future as major banks and insurance companies seek to increase their market share and improve profitability.

     In Japan, we have concentrated on global companies with established market position such as Sony and Toyota. We also favor companies which have established franchises within Japan such as Nippon Telegraph and Telephone and D.D.I. Corporation, the wireless telephone operator.

     The Fund's investments in South East Asia outside of Japan are concentrated in Hong Kong and, to a lesser extent, in Malaysia, Indonesia and Australia.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Bank Negara Indonesia (BNII.JK - $0.529 - Jakarta Stock Exchange) was privatized by the Government last year and is the largest (by market capitalization) bank in Indonesia. Bank Negara has a heavy exposure to Indonesia's rapidly growing manufacturing sector and has a large market share in trade finance. The bank's exposure to the more cyclical property sector is minimal. Currently, lending margins are rising as funding costs have fallen due to lower interest rates which we expect will lead to sharply higher earnings.

Simint (SIMI.MI - $3.72 - Milan Stock Exchange) produces high end casual wear under license for Georgio Armani who owns a majority of the company. New management has concentrated the company's operations on design, distribution and branding with excellent results.

We expect strong earnings growth over the next two years.

Schibsted A/A (SCHX.OL - $18.44 - Oslo Stock Exchange) is involved in all aspects of the media business in Norway and is now expanding into the rest of Scandinavia. The company is organized into three business groups: Print Media, TV/Film and Multimedia. Cash flows from the original newspaper businesses have been, during recent years, reinvested in Television, TV programming and multimedia activities. We believe that these new activities will prove successful.

MIF Limited (MIF.OL - $14.91 - Oslo Stock Exchange) is a very conservatively managed shipping company that currently owns eleven product and crude oil tankers. Management's principal objective is to maximize shareholder value through cash earnings from the operation of its vessels and by generating capital gains from the sale of vessels upon appreciation of their market value.

Invik & Company ($43.78 - Stockholm Stock Exchange) is a Swedish company involved in a number of financial activities. Three separate subsidiaries are responsible for securities, insurance and banking. The company also has an equity portfolio of long-term holdings. The most important equity investment is its holding in Kinnevik, a company quoted on the Stockholm Stock Exchange. Kinnevik is an operating group involved in three activities including TV and media, telecommunications, and paper and packaging. All these businesses have good growth potential and Invik provides exposure to Kinnevik at a significant discount.

Novartis (NOVZN.S - $1,144.03 - Zurich Stock Exchange) was created by the merger of two of Europe's largest pharmaceutical companies, namely Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba specialty chemicals, with sales of about $5 billion, will shortly be spun off to shareholders. The company has a number of new drugs in development that have excellent sales potential and we believe management will reduce costs following the merger. We expect at least 15% annual earnings growth for the next few years.

Compagnie Financiere Richemont AG (RIFZ.Z - $1,402.99 - Zurich Stock Exchange) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods. Richemont's interests in the tobacco industry are held through Rothmans International, and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen international cigarette brands in the world. Through its majority stake in Vendome Luxury Group, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently the company sold its pay TV company, Nethold, to CANAL+ for a 15% stake in CANAL+. We believe this was an excellent transaction and shows management's ability to create value.

Clariant AG (CLRZn.S - $427.61 - Zurich Stock Market) was formerly the specialty chemical division of Sandoz. Its activities include pigments, dyes and masterbatches. Recently the company agreed to buy Hoechst's specialty chemicals business which will provide Clariant the opportunity to gain market share and cut costs. We believe that the company will continue to participate in the restructuring of the European specialty chemicals sector.

Cheung Kong ($8.89 - Hong Kong Stock Exchange) is one of Hong Kong's leading conglomerates. The company has holdings in a number of companies including Hutchinson Whampoa, HK Electric and Cheung Kong Infrastructure. Cheung Kong's major activities include property development, infrastructure management and construction, cement and electric generation.

Reuters Holdings PLC (RTR.L - $71.04 - London Stock Exchange) is the world's largest financial information vendor. The company employs 1,600 journalists and has clients in 150 countries around the world. Reuters has three divisions, the largest of which is Information Products, which accounts for about 70% of the firm's revenues. This division delivers news and prices to customer screens covering currencies, stocks, bonds and other financial instruments. The second largest division is Transaction Products, which enables traders to deal from their keyboards either with chosen trading partners or through an automated matching system. The smallest division, accounting for 6% of revenue, is Media Products, which delivers news to broadcasters and newspapers around the world. We believe that Reuters is well-positioned to provide quotes and news stories in countries such as Russia and China which have recently implemented market-based reforms, as well as increasing its market share in established markets such as the United States and Japan.

Minimum Initial Investment - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. The Gabelli International Growth Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

     The Fund's daily net asset value is now available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,

                                   /s/Caesar Bryan

                                   Caesar Bryan
                                   President and Portfolio Manager

February 3, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996
                                -----------------

 Bank Negara Indonesia                   Novartis
 Simint                                  Compagnie Financiere Richemont AG
 Schibsted A/A                           Clariant AG
 MIF Limited                             Cheung Kong
 Invik & Company                         Reuters Holdings PLC
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- December 31, 1996
================================================================================

                                                                Market
    Shares                                        Cost           Value
    ------                                        ----           -----

            COMMON STOCKS -- 96.84%

             AUTOMOTIVE: MANUFACTURING -- 1.54%
    15,000   Mazda Motor Corporation ........  $   70,570      $   53,673
     5,000   Toyota Motor Corporation .......     119,750         143,907
                                               ----------      ----------
                                                  190,320         197,580
                                               ----------      ----------

             AUTOMOTIVE: PARTS AND SERVICES -- 0.85%
     9,000   Nittan Valve Co. ...............      51,460          40,294
    10,000   Oriental Holdings Berhad .......      66,246          68,119
                                               ----------      ----------
                                                  117,706         108,413
                                               ----------      ----------

             BANKS -- 11.30%
    25,000   Arab Malaysian Corporation
                Berhad ......................     110,355         124,752
     2,500   Banco Pastor S.A ...............     143,335         160,247
    18,000   Bank of Ireland ................     130,904         162,579
   743,000   Bank Negara Indonesia ..........     274,256         393,039
    25,000   Bank of Scotland ...............     108,895         132,115
     4,000   Bayerische Versicherung ........     139,810         162,183
     6,000   HSBC Holdings plc ..............      99,733         128,394
    18,000   Skandinaviska
                Enskilda Banken .............     138,313         185,104
                                               ----------      ----------
                                                1,145,601       1,448,413
                                               ----------      ----------


             BROADCASTING -- 1.87%
       300   NRJ SA .........................      35,986          38,035
       700   Pathe SA .......................     174,147         168,593
     6,000   Spencer Gulf
                Telecasters Ltd. ............      24,860          33,348
                                               ----------      ----------
                                                  234,993         239,976
                                               ----------      ----------

             BUILDING MATERIALS -- 0.97%
    12,000   CRH plc ........................     118,069         124,055
                                               ----------      ----------

             CONGLOMERATES -- 5.09%
    23,000   Cheung Kong (Holdings)
                Limited .....................     166,713         204,454
    27,000   Citic Pacific Limited ..........     117,451         156,749
    35,000   Sime Darby Berhad ..............     114,321         137,921
    16,000   Swire Pacific Limited ..........     142,329         152,573
                                               ----------      ----------
                                                  540,814         651,697
                                               ----------      ----------

             CHEMICALS -- 1.67%
       500   Clariant AG ....................     209,484         213,806
                                               ----------      ----------

             CONSUMER PRODUCTS -- 6.83%
     1,000   Christian Dior .................     141,656         161,272
       155   Compagnie Financiere
                Richemont AG ................     231,233         217,463
     7,000   Lazare Kaplan
             International, Inc. ............     119,000         119,875
     2,500   Nintendo Co., Ltd. .............     158,757         179,127
     1,000   Salomon SA .....................      82,390          85,742
     1,700   Sony Corporation ...............      95,809         111,521
                                               ----------      ----------
                                                  828,845         875,000
                                               ----------      ----------

             DIVERSIFIED INDUSTRIAL -- 6.42%
     5,000   Albatros Investissement ........      97,949         119,461
    11,300   Antofagasta Holdings plc .......      56,819          65,813
    15,000   Daiki Engineering Co. ..........      77,045          58,341
     1,500   ICBT S.A .......................      69,211          58,382
     5,100   Invik & Company AB,
                B Free ......................     146,967         223,270
       800   KSB AG .........................      97,859         124,756
    13,000   Mitsubishi Heavy
               Industries Ltd. ..............     103,976         103,371
     5,000   NBC Industries Co. Ltd. ........     100,348          69,144
                                               ----------      ----------
                                                  750,174         822,538
                                               ----------      ----------

             ELECTRONICS -- 2.07%
     9,000   Hitachi, Ltd. ..................      88,250          84,010
    15,000   NEC Corp. ......................     184,784         181,504
                                               ----------      ----------
                                                  273,034         265,514
                                               ----------      ----------

             ENERGY -- 5.18%
    15,000   British Petroleum
                Company plc .................     136,279         179,993
     5,000   Gazprom ........................      78,750          88,750
    75,000   Hong Kong and China Gas ........     127,619         144,977
     4,000   Shaw Industries Ltd. ...........      42,781          80,817
    13,000   Van Der Horst Ltd. .............      61,888          54,360
     2,000   Veba AG ........................     108,202         115,010
                                               ----------      ----------
                                                  555,519         663,907
                                               ----------      ----------

             ENTERTAINMENT -- 2.45%
   125,000   Southern Star Group
                Limited .....................     138,950         175,673
    50,845   Village Roadshow Ltd. ..........     153,097         138,069
                                               ----------      ----------
                                                  292,047         313,742
                                               ----------      ----------

             FINANCIAL SERVICES -- 4.35%
     2,000   CSA Management
                Limited Cl. A ...............      19,233          19,694
     8,000   Dundee Bancorp Cl. A+ . ........     100,199         147,338
   200,000   Integrated Development
                Capital Ltd. ................      32,623          33,348
   200,000   Integrated Development
                Capital Ltd. - Options ......       5,931           7,146
     1,900   ORIX Corp. .....................      73,289          79,153

    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

                                                                Market
    Shares                                        Cost           Value
    ------                                        ----           -----

             COMMON STOCKS (Continued)
             FINANCIAL SERVICES (Continued)
     7,000   Skandia Forsakrings AB .........  $  198,213      $  198,472
     1,000   Takefuji Corporation ...........      83,055          72,169
                                               ----------      ----------
                                                  512,543         557,320
                                               ----------      ----------

             FOOD AND BEVERAGE -- 3.10%
    14,000   Guiness plc ....................     103,104         109,718
     3,500   Hartwall Oy AB .................      75,145         153,595
     2,500   Nestle SA ADR ..................     136,593         133,777
                                               ----------      ----------
                                                  314,842         397,090
                                               ----------      ----------

             FOREST PRODUCTS -- 0.37%
    16,000   Jefferson Smurfit
                Group plc ...................      42,663          46,998
                                               ----------      ----------

             GAMING / CASINOS -- 1.20%
   100,000   Sydney Harbour Casino
                Holdings Limited ............     143,450         154,036
                                               ----------      ----------

             HEALTHCARE -- 0.93%
    10,000   Bure Investment
                Aktiebolaget ................      94,646         118,995
                                               ----------      ----------

             INSURANCE -- 0.91%
    10,000   Commercial Union plc ...........     108,799         117,084
                                               ----------      ----------

             MEDIA -- 4.05%
    11,000   Granada Group plc ..............     135,696         162,332
    30,037   News Corporation Limited .......     161,333         158,360
     2,600   Reuters Holdings plc ADR .......     179,281         198,900
                                               ----------      ----------
                                                  476,310         519,592
                                               ----------      ----------
             METALS AND MINING -- 6.25%
       915   Acerinox, S.A ..................     107,041         132,245
    16,000   Durban Roodeport
                Deep Ltd. - Options .........      62,700          55,579
    50,000   Emperor Mines Ltd. .............      97,208          97,265
   167,500   Glencar Explorations ...........     142,653         141,789
     3,000   Golden Star Resources Ltd. .....      34,400          39,497
     3,000   Hullas de Coto Cortes ..........      46,370          59,168
    15,000   IAM Gold International
                African Mining ..............      62,732          72,757
    22,000   Lonrho plc .....................      58,290          46,919
    14,040   Randgold and Exploration
             Company Ltd.+ ..................      56,120          95,291
     8,000   Ranger Minerals NL .............      24,729          24,455
     2,000   Stillwater Mining Ltd.+(a) .....      43,000          36,250
                                               ----------      ----------
                                                  735,243         801,215
                                               ----------      ----------

             PHARMACEUTICALS -- 6.82%
     4,000   Astra AB A .....................     168,049         198,031
     5,000   Eisai Co., Ltd. ................      89,938          98,531
     9,000   Glaxo Wellcome plc .............     127,786         146,153
       190   Novartis .......................     207,410         217,366
       390   Roussel-Uclaf ..................      79,607         114,746
     1,000   Sanofi SA ......................      97,824          99,422
                                               ----------      ----------
                                                  770,614         874,249
                                               ----------      ----------

             PUBLISHING -- 4.91%
    20,000   Arnoldo Mondadori
                Editore .....................     158,195         162,714
    21,574   Independent
                Newspapers Ltd. .............      92,183         109,576
    14,000   Schibsted A/A ..................     204,631         258,161
    25,000   Star Publication Malaysia+ .....      58,853          98,515
                                               ----------      ----------
                                                  513,862         628,966
                                               ----------      ----------

             REAL ESTATE -- 1.72%
     6,000   Mitsubishi Estate ..............      73,475          61,711
    13,000   Sun Hung Kai & Co. .............     139,294         159,264
                                               ----------      ----------
                                                  212,769         220,975
                                               ----------      ----------

             RETAIL -- 2.55%
     4,500   Bulgari SpA ADS+(a) ............      23,940          86,625
     6,000   Chain Store Okuwa Co., Ltd. ....     105,147          80,380
     4,000   Chiyoda Corp. ..................      75,621          62,230
     1,000   Circle K Corp. Japan Ltd. ......      24,851          43,215
    25,000   PT Ramayana Lestari
                Sentosa .....................      39,693          53,956
                                               ----------      ----------
                                                  269,252         326,406
                                               ----------      ----------

             SHIPPING -- 1.75%
    15,000   MIF Limited ....................     188,903         223,635
                                               ----------      ----------

             SOFTWARE -- 0.58%
     5,000   Intentia International .........      41,572          74,923
                                               ----------      ----------

             TELECOMMUNICATIONS -- 4.52%
    52,000   CPT Telefonica del Peru
                Cl. B+ ......................     110,248          97,350
        15   DDI Corp. ......................     122,579          99,309
     4,930   Hellenic Telecommunications
                Organization S.A. (OTE) .....      81,407          84,816
    74,800   Hong Kong Telecom ..............     131,955         120,411
        15   Nippon Telegraph and
                Telephone Corporation .......     112,507         113,829
     1,000   Telecel-Comunicacaoes
             Pessoais SA ....................      50,685          63,788
                                               ----------      ----------
                                                  609,381         579,503
                                               ----------      ----------

             TEXTILE -- 2.84%
     8,000   Kyokuichi Corporation ..........      98,310          85,048
    75,000   Simint .........................     143,491         279,150
                                               ----------      ----------
                                                  241,801         364,198
                                               ----------      ----------

    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

  Principal
  Amount  or                                                    Market
    Shares                                        Cost           Value
    ------                                        ----           -----

             COMMON STOCKS (Continued)
             TOBACCO -- 0.83%
    30,000   Swedish Match AB ...............  $    94,103     $   105,773
                                               -----------     -----------

             TRANSPORTATION -- 0.24%
    22,000   Ocean Wilsons
             Holdings plc ...................       30,665          31,091
                                               -----------     -----------

             WIRELESS COMMUNICATIONS -- 2.68%

     1,700   Advanced Information
                Service Ltd. ................       30,929          15,906
    70,000   Telecomm Italia
                Mobile SpA+ .................      138,386         176,845
     3,650   Vodafone Group plc ADR .........      139,450         151,018
                                               -----------     -----------
                                                   308,765         343,769
                                               -----------     -----------

             TOTAL COMMON
             STOCKS..........................   10,966,789      12,410,459
                                               -----------     -----------

            CONVERTIBLE CORPORATE BONDS -- 0.39%

   $50,000  Randgold Finance
              Sub. Deb. Cv.
              7.00%, 10/03/01.................      50,000          50,250
                                               -----------     -----------

            TOTAL CONVERTIBLE
              CORPORATE BONDS.................      50,000          50,250
                                               -----------     -----------

            U.S. GOVERNMENT OBLIGATIONS -- 1.09%
  $140,000  U.S. Treasury Bills,
               4.82% due 02/13/97.............     139,194         139,194
                                               -----------     -----------

            TOTAL U.S. GOVERNMENT
               OBLIGATIONS....................     139,194         139,194
                                               -----------     -----------

            TOTAL
               INVESTMENTS-- 98.32%........... $11,155,983*     12,599,903
                                               ===========

            Cash and Other Assets
               in Excess of Liabilities
               -- 1.68%.......................                     215,490
                                                               -----------

            NET ASSETS -- 100.00%
            (955,129 shares outstanding)                       $12,815,393
                                                               ===========

            Net Asset Value and
              Redemption Price Per Share                            $13.42
                                                               ===========

--------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, Rule 144A securities amounted to $122,875 or 1.0% of net assets.

ADR -- American Depositary Receipt
+ Non-income producing security

*For Federal income tax purposes:
             Aggregate cost .....................   $ 11,155,983
                                                    ============

             Gross unrealized appreciation ......   $  1,751,699
             Gross unrealized depreciation ......       (307,779)
                                                    ------------
             Net unrealized appreciation ........   $  1,443,920
                                                    ============


                                                     %of
                                                     Net              Market
Geographic Diversification                          Assets             Value
--------------------------                          ------             -----
Europe ................................               54.6%          $ 6,997,205
South East Asia .......................               21.7             2,780,940
Japan .................................               15.8             2,024,832
North America .........................                5.9               756,108
South Africa ..........................                1.2               153,785
South America .........................                0.8               102,523
                                                     -----           -----------
                                                     100.0%          $12,815,393
                                                     =====           ===========



    The accompanying notes are an integral part of the financial statements.

                     Gabelli International Growth Fund, Inc.

Statement of Assets and Liabilities
December 31, 1996
================================================================================
Assets:
   Investments in securities, at value
      (Cost $11,155,983) ..................................         $12,599,903
   Cash ...................................................             635,029
   Receivable for investments sold ........................             148,504
   Receivable for Fund shares sold ........................              47,957
   Dividends and interest receivable ......................              15,935
   Deferred organizational expenses .......................              68,589
                                                                    -----------
      Total Assets ........................................          13,515,917
                                                                    -----------
Liabilities:
   Payable to Advisor .....................................               5,413
   Payable for distribution fees ..........................               2,561
   Payable for Fund shares redeemed .......................               9,962
   Payable for investments purchased ......................             606,230
   Other accrued expenses .................................              76,358
                                                                    -----------
     Total Liabilities ....................................             700,524
                                                                    -----------
     Net Assets (applicable to 955,129
        shares outstanding) ...............................         $12,815,393
                                                                    -----------
     Net asset value and redemption
        price per share....................................              $13.42
                                                                    ===========
Net Assets Consist of:
   Capital stock, at par value ............................         $       955
   Additional paid-in capital .............................          11,316,571
   Accumulated net realized gains on
      investments and foreign currency
      transactions  .......................................              53,490
   Net unrealized appreciation on
      investments and assets and liabilities
      denominated in foreign currencies ...................           1,444,377
                                                                    -----------
     Net Assets ...........................................         $12,815,393
                                                                    ===========

Statement of Operations -- For the Year Ended
December 31, 1996
================================================================================
Income:
   Dividends (net of foreign taxes of $8,341) .............         $    71,204
   Interest ...............................................              27,110
                                                                    -----------
     Total Income .........................................              98,314
                                                                    -----------
Expenses:

   Investment advisory fees ...............................              65,095
   Legal and audit fees ...................................              32,245
   Custodian fees and expenses ............................              27,313
   Printing and mailing ...................................              20,703
   Transfer and shareholder servicing agent ...............              20,637
   Amortization of organization expenses ..................              19,643
   Distribution expenses ..................................              16,274
   Registration fees ......................................              15,608
   Directors' fees ........................................               8,063
   Miscellaneous ..........................................              10,552
                                                                    -----------
     Total expenses before
     expenses assumed by Advisor ..........................             236,133
   Expenses assumed by Advisor ............................             (59,249)
                                                                    -----------
     Total expenses .......................................             176,884
   Investment loss - net ..................................             (78,570)
                                                                    -----------
Net Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain on investments .......................              53,631
   Net realized loss on
      foreign currency transactions .......................                (141)
                                                                    -----------
   Net realized gain ......................................              53,490
   Net change in unrealized appreciation on
      investments and assets and liabilities
      denominated in foreign currencies ...................           1,335,173
                                                                    -----------
Net Realized and Unrealized
   Gain on Investments ....................................           1,388,663
                                                                    -----------
Net increase in net assets resulting
   from operations ........................................         $ 1,310,093
                                                                     ==========

Statement of Changes in Net Assets
================================================================================

                                                                                               June 30, 1995
                                                                                             (Commencement of
                                                                             Year Ended     Operations) through
                                                                         December 31, 1996   December 31, 1995
                                                                         -----------------   -----------------
Increase (decrease) in Net Assets:
   Investment loss - net ..............................................     ($    78,570)     ($    7,431)
   Net realized gain on investments and foreign currency transactions .           53,490            6,690
   Net change in unrealized appreciation on investments and assets
     and liabilities denominated in foreign currencies ................        1,335,173          109,204
                                                                            ------------      -----------
   Net increase in net assets resulting from operations ...............        1,310,093          108,463
                                                                            ------------      -----------
   Share transactions - net ...........................................        9,409,143        1,887,694
                                                                            ------------      -----------
     Net increase in net assets .......................................       10,719,236        1,996,157
Net Assets:

   Beginning of period ................................................        2,096,157          100,000
                                                                            ------------      -----------
   End of period ......................................................     $ 12,815,393      $ 2,096,157
                                                                            ============      ===========

    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli International Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 25, 1994. The Fund is a no-load, open-end, diversified management investment company whose investment objective is long-term capital appreciation. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund: Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended December 31, 1996. Forward Foreign Currency Contracts. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

At December 31, 1996, the Fund had sold short the following forward foreign currency contracts:

                                  Settlement                     Unrealized
      Amount/Currency                Date           Value            Gain
 -------------------------         --------        -------         --------
 58,228   Canadian Dollars          1/6/97         $42,471          $    22
 91,345   French Francs             2/3/97          17,600                8
                                                  --------          -------
                                                   $60,071          $    30
                                                  ========          =======

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

For the year ended December 31, 1996, the Fund reclassified $78,570 from accumulated net investment loss to paid-in capital. For the year ended December 31, 1995, the Fund reclassified $6,690 from accumulated net investment loss to net realized gain on investments and $741 from accumulated net investment loss to paid-in capital. Net assets were not affected by these reclassifications.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 16, 1993, permit the Fund to issue 200,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                         June 30, 1995
                             Year Ended           (Commencement of Operations)
                         December 31, 1996          through December 31, 1995
                   ----------------------------   -----------------------------
                      Shares          Amount          Shares         Amount
                   ------------    ------------    ------------    ------------
Shares sold .....     1,181,626    $ 14,647,029         195,806    $  2,044,809
Shares redeemed .      (417,324)     (5,237,886)        (14,978)       (157,115)
                   ------------    ------------    ------------    ------------
  Net increase ..       764,302    $  9,409,143         180,828    $  1,887,694
                   ============    ============    ============    ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $12,447,137 and $3,368,380, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). Pursuant to this limitation, for the year ended December 31, 1996, the Advisor assumed $59,249 in Fund expenses.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1996, the Fund has incurred distribution costs of $16,274, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $188,508, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1996 of $25 to Gabelli & Company, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                  June 30, 1995
                                                                                            (Commencement of Operations)
                                                                        Year Ended                    through
                                                                     December 31, 1996           December 31, 1995
                                                                     ----------------            -----------------
Operating Performance:
    Net asset value, beginning of period ........................          $10.98                    $10.00
                                                                           ------                    ------
Increase from Investment Operations:
    Net investment loss(a) ......................................           (0.15)                    (0.03)
    Net realized and unrealized gain on securities ..............            2.59                      1.01
                                                                           ------                    ------
  Total from investment operations ..............................            2.44                      0.98
                                                                           ------                    ------
Net asset value, end of period ..................................          $13.42                    $10.98
                                                                           ======                    ======
    Total Return(d) .............................................            22.2%                      9.8%
Ratios to average net assets/supplemental data:
    Net assets, end of period (in thousands) ....................         $12,815                    $2,096
    Ratio of operating expenses to average net assets(b) ........            2.72%                     2.75%(c)
    Ratio of net investment loss to average net assets(b) .......           (1.21)%                   (1.19)%(c)
    Portfolio turnover rate .....................................              55%                      30%
    Average commission rate(e) ..................................         $0.0271                       --

----------
(a)  Based on average month-end shares outstanding.
(b) Before reimbursement, the ratios of expenses and net investment loss to average net assets would have been 3.62% and (2.12%) for 1996 (annualized) and 8.10% and (6.54%) for 1995 (annualized), respectively.
(c)  Annualized.
(d) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

Gabelli International Growth Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================
Shareholders and Board of Directors
Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Gabelli International Growth Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from June 30, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. at December 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period from June 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

New York, New York                                Ernst & Young LLP
February 20, 1997

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital


                         Officers and Portfolio Managers

Caesar Bryan
President and
Portfolio Manager

James E. McKee
Secretary

Bruce N. Alpert
Vice President
and Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------